--------------------------------------------------------------------------------

                             LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

Dear Shareholder:

  We are pleased to present to you the Annual Report of The United Kingdom Fund Inc. (the "Fund"). On March 31, 1999, the end of the period under review, the Fund had net assets of $62.4 million. This represents a net asset value per share of $16.11, a rise of 11.07% per annum from its initial value after taking into account underwriting discounts, commissions, offering expenses and assuming reinvestment of dividends and distributions. This compares with an 11.93% increase in the FTSE All-Share Index over the same time period. At the end of the period under review, the Fund was quoted at $14.8125 per share on the New York Stock Exchange, which represents an 8.05% discount to the Fund's net asset value per share and a return of 9.82% per annum from its initial value, assuming reinvestment of dividends and distributions.

  We also enclose an investment review and United Kingdom market outlook together with a summary of the major portfolio investments.

  At the Special Meeting of Stockholders held on April 14, 1999, the Stockholders of the Fund approved the liquidation and dissolution of the Fund pursuant to the Plan of Liquidation and Dissolution previously approved by the Board of Directors. The proposal to liquidate and dissolve the Fund received the favorable vote of approximately 60% of the Fund's outstanding shares. Approximately 4% of the outstanding shares were cast against dissolving the Fund. As a result, it was determined that the Fund should commence its liquidation. At the close of business on April 26, 1999, the Fund ceased trading on the New York Stock Exchange and the interests of holders in the net assets of the Fund as of that date will remain fixed and no further investments will be made pursuant to the Fund's Amended Dividend Reinvestment and Cash Purchase Plan. Stockholders of record at the close of business on April 26, 1999, will be entitled to receive the Fund's future distributions. Absent any unanticipated delays, the Fund expects to make its first partial liquidating distribution in June, 1999 and to complete its liquidating distributions before the end of the year. If you have any questions, please contact our Transfer Agent and Registrar, The Bank of New York, at (800) 432-8224.

                                Yours sincerely,

    /s/ Anthony M. Solomon         /s/ J. Loughlin Callahan

      Anthony M. Solomon             J. Loughlin Callahan
    Chairman of the Board          President and Treasurer

--------------------------------------------------------------------------------

                          REPORT OF INVESTMENT MANAGER
--------------------------------------------------------------------------------

INVESTMENT REVIEW

  During the first quarter of 1999, your Fund experienced a rise in net asset value of 5.36%, which compared with an increase of 5.92% in the value of the FTSE All-Share Index. For the fiscal year ending March 31, 1999, the Fund experienced an increase in net asset value of 3.09%, compared to an increase of 3.46% in the FTSE All-Share Index. These results are recorded in total return and U.S. dollar based terms, with net dividends and distributions reinvested.

  During the quarter, the equity market made good progress with a return of 9.1% in Sterling terms. Equities were encouraged by declining interest rates and the increasing likelihood of the U.K economy avoiding a recession.

  At the beginning of the quarter, the announcement of Vodafone Group's merger discussions with Airtouch Communications Inc. propelled the telecommunications sector to new highs. A cut in interest rates to 6% and continued strength from Wall Street also reinforced the bullish tone. Interest rates were cut further in February to 5.5%, boosting sentiment across a range of industrial sectors. Despite frequent profit-warnings from manufacturing companies, the mood of the market remained optimistic, aided by a steady flow of take-over and merger announcements.

  The best performing sectors were engineering, vehicles, extractive industries, media and construction as investors began to favor cyclical stocks with exposure to the domestic economy. Banks also performed well on the prospect of lower bad debt provisions if the U.K. economy avoided a recession. The oil sector made progress after the crude oil price strengthened following the OPEC production cuts.

  The worst performing sectors were the defensive areas that had performed well last year by virtue of their predictable earnings. Utilities, food producers, food retailers and life assurance stocks all significantly underperformed.

ECONOMIC & MARKET OUTLOOK

  The U.K. equity market along with global equity markets has recovered strongly from the depressed levels of last summer. Liquidity pressures have eased with the lowering of U.S. interest rates and similar cuts in the U.K. As the likelihood of further country defaults has diminished, investors have remained keen to add to their equity weightings rather than invest in bonds at current low yields. Furthermore, global investors are now searching for value in the Asia Pacific region and other emerging markets as world growth forecasts are beginning to be increased.

  The U.K. economy is currently showing very slight growth following the reductions in interest rates. Consumer confidence, however, has picked up sharply with the housing construction business enjoying favorable selling conditions and retailers reporting better than expected sales. Manufacturing companies are also more optimistic, as the world economy begins to improve. Although price deflation remains a problem in many industries, the impact is reduced if volumes now begin to rise. Cost cutting will remain in evidence and we expect further mergers and take-overs as companies seek pan-European and global scale. Examples of this are BP Amoco's merger with Atlantic Richfield and Kingfisher's merger with Asda Group. In both cases there will be significant cost reduction benefits.

  The heavy stream of corporate profit downgrades has probably run its course, with companies generally announcing results in line with expectations. Individual companies may continue to disappoint investors, but we do anticipate some upward revisions to forecasts in several of the more economy-sensitive sectors. Overall, we expect corporate earnings growth to be modest in 1999. However, the abolition of ACT may lead to dramatic changes in the way companies return value to their shareholders. Companies such as Greenalls Group, Scapa Group and Inchcape have declared very sizeable special dividends from the disposal proceeds of some of their key activities. Dividend flows will become more closely linked to the cash requirements of the underlying businesses. Companies will remain reluctant to issue equity and we expect to see a gradual revival of the corporate bond market as companies increase their balance sheet efficiency and reduce their cost of capital with higher levels of borrowing.

  Although U.K. equity ratings are high, there remains a steady flow of new money to be invested in the market. Special dividends and cash take-over bids will also strengthen the liquidity case for further progress especially as interest rates continue to edge downwards. We believe the market will remain volatile and may be prone to substantial rotational shifts as investors search for value in the more cyclical sectors. Although index-tracking funds will continue to support the highly-rated large market capitalization stocks, active managers are increasingly likely to turn their attention towards mid-cap and smaller companies, where they may find better value.

--------------------------------------------------------------------------------

                               PORTFOLIO SUMMARY
--------------------------------------------------------------------------------

  The main emphasis during the period was on increasing the telecommunications sector weighting where we purchased Cable & Wireless and Telewest
Communications. We added to the holding in Ash & Lacy in anticipation of an improvement in sentiment towards the engineering sector.

  We reduced the holdings in BP Amoco and Shell Transport & Trading on expectations of a weaker oil price and also reduced Glaxo Wellcome after a period of outperformance. We sold part of the holding of LucasVarity and accepted the cash offer from TRW Inc. for the remainder.

  During the quarter, the Fund repurchased and retired 90,000 shares of its outstanding common stock.

  The Fund's ten largest equity holdings as at March 31, 1999 were:

  NATIONAL WESTMINSTER BANK

     Market Price as at 03/31/99.................................    1428p
     Prospective Earnings per share (to December 1999)...........    82.9p
     Prospective Earnings Multiple...............................    17.2x

  National Westminster Bank is a leading retail bank in the U.K. Like other clearing banks, it is undergoing a strategy of branch closures and reductions in its workforce through the establishment of new processing centers. It has recently reorganized its remaining investment banking activities, having sold its securities operation to Bankers Trust. The release of capital from this sale leaves scope for a share buyback, which could significantly improve the return on equity. Profits are expected to continue their steady growth helped by low bad debts and increasing fee income. National Westminster Bank is a likely participant in any consolidation of the U.K. banking sector.

  GLAXO WELLCOME

     Market Price as at 03/31/99.................................    2076p
     Prospective Earnings per share (to December 1999)...........    56.3p
     Prospective Earnings Multiple...............................    36.9x

  Glaxo Wellcome is the second largest stock in the U.K. equity market. It is one of the world's major pharmaceuticals companies, with leading drugs in many therapeutic areas. Two of its previous best-selling drugs, Zantac and Zovirax continue to decline following the expiration of their U.S. patents, but sales growth in the respiratory, HIV and central nervous system therapy areas remains strong. Although highly rated, Glaxo Wellcome is expected to show continued steady earnings growth.

  BARCLAYS

     Market Price as at 03/31/99.................................    1781p
     Prospective Earnings per share (to December 1999)...........   110.4p
     Prospective Earnings Multiple...............................    16.1x

  Barclays has shown a strong recovery in banking profits, following a reduction in bad debts and has been successful in controlling costs through branch closures and centralization of service functions. We believe that substantial further cost savings can be achieved through the introduction of new technology and accompanying staff reductions. Barclays has sought to increase its return on capital and we expect a continued focus on improving shareholder value.

  BRITISH TELECOMMUNICATIONS

     Market Price as at 03/31/99.................................    1011p
     Prospective Earnings per share (to March 2000)..............    36.1p
     Prospective Earnings Multiple...............................    38.7x

  British Telecommunications ("BT") is the leading fixed line telecommunications company in the U.K. It also has a number of European joint venture interests and is currently making further investments in Spain and Japan to increase its global reach. BT also has a stake in Cellnet Data Systems Inc., the second largest mobile telephone company in the U.K., as well as valuable investments in Syntegra and Yellow Pages. Although the shares have had a significant re-rating, we believe BT remains an attractive growth stock.

  BP AMOCO

     Market Price as at 03/31/99.................................    1048p
     Prospective Earnings per share (to December 1999)...........    33.0p
     Prospective Earnings Multiple...............................    31.8x

  BP Amoco is a leading international oil company with a substantial exploration and production profile, which was formed by the merger of British Petroleum with Amoco. The merged group is the largest company in the U.K. market and ranks alongside Exxon Corp in terms of reserves and capital employed. Amoco was the market leader in gas production in the U.S. and the combined company is a major force in gasoline retailing and chemicals. BP Amoco is currently acquiring Atlantic Richfield to gain further benefits of scale. We expect steady dividend progression based on the strong cashflow and a recovering crude oil price.

  SHELL TRANSPORT & TRADING

     Market Price as at 03/31/99.................................     416p
     Prospective Earnings per share (to December 1999)...........    15.2p
     Prospective Earnings Multiple...............................    27.4x

  Shell Transport & Trading is a leading oil company with substantial production, refining and petrochemical activities. Profits in 1999 should be helped by the recovering oil price. Shell Transport & Trading has recently announced that it will be cutting refinery capacity and focusing on the low cost oil fields of the Middle East. It continues to dispose of chemical businesses and has significantly curtailed capital expenditure. We continue to expect steady dividend progression for at least the next two years.

  GENERAL ELECTRIC CO.

     Market Price as at 03/31/99.................................     558p
     Prospective Earnings per share (to March 2000)..............    28.1p
     Prospective Earnings Multiple...............................    19.9x

  General Electric Co. ("GEC") is the U.K.'s leading electronics and electrical systems company. GEC has recently agreed to the merger of Marconi, its defense electronics business, with British Aerospace. GEC shareholders will receive shares in the enlarged British Aerospace. GEC will become a focused communications and technology company and has recently acquired Reltec Corporation, a U.S. telecommunications company. It is expected to use its strong balance sheet to fund further growth opportunities.

  ZENECA GROUP

     Market Price as at 03/31/99.................................    2928p
     Prospective Earnings per share (to December 1999)...........    89.1p
     Prospective Earnings Multiple...............................    32.9x

  Zeneca Group has subsequently merged with Astra Ab of Sweden to form AstraZeneca. The group is expected to overcome the imminent expiration of patent protection on its key anti-ulcer drug Losec with its successor drug, Perprazole and its strong portfolio of respiratory and cardiovascular drugs. We expect strong growth over the next few years from the newer products.

  ALLIED DOMECQ

     Market Price as at 03/31/99.................................     461p
     Prospective Earnings per share (to March 1999)..............    40.5p
     Prospective Earnings Multiple...............................    11.4x

  Allied Domecq is an international spirits company with several leading brands, including Ballantine's and Canadian Club whiskies, Beefeater gin, Tia Maria and Kahlua. It also is a liquor retailer through its public houses and off-licenses and owns the franchises to Dunkin' Donuts and Baskin-Robbins ice cream parlors. We expect earnings to make steady progress and the management maximizes the profitability of its brand portfolio. It has recently agreed to the sale of Cantrell and Cochrane for $850 million and may look to dispose of other non-core assets.

  NATIONAL GRID GROUP

     Market Price as at 03/31/99.................................     451p
     Prospective Earnings per share (to March 2000)..............    23.7p
     Prospective Earnings Multiple...............................    19.0x

  The National Grid Group is the monopoly owner of the electricity transmission network in England and Wales between the generators, regional distribution networks and industrial customers. It has recently agreed to purchase New England Electric Systems, an electricity transmission and distribution business based in Massachusetts, and plans to make further U.S. acquisitions. It also owns a stake in Energis, a long distance telecommunications company. Energis is growing rapidly in business telecommunications especially following the acquisition of Planet Online, formerly the U.K.'s largest independent internet service provider.

  The Fund's and the FTSE All-Share Index's sector weightings expressed as a percentage of total equities held at March 31, 1999 are outlined below:

                                                                            % OF
                                                                            FTSE
                                                                    % OF    ALL-
                                                                    U.K.   SHARE
                                                                    FUND   INDEX
                                                                   ------  ------

     Mineral Extraction..........................................     8.8    10.9
     General Industrials.........................................    18.1     8.9
     Consumer Goods..............................................    28.3    17.5
     Services....................................................     6.3    30.9
     Utilities...................................................    19.3     4.7
     Finance.....................................................    19.2    24.5
     Investment Trusts...........................................     0.0     2.6

YEAR 2000 COMPLIANCE DISCLOSURE

  Many computer systems and other electronically controlled equipment used by companies and other business organizations throughout the world express dates using only the last two digits of the year, and thus will require modification or replacement to accommodate the Year 2000 and beyond in order to avoid malfunctions and consequential widespread commercial disruption.

  The Fund anticipates being fully liquidated and dissolved before the Year 2000. See the Letter to Shareholders section of this report.

-----------------------------------------------------------
THE UNITED KINGDOM FUND INC.
STATEMENT OF INVESTMENTS
MARCH 31, 1999

--------------------------------------------------------------------------
                                                                  VALUE
 SHARES                       DESCRIPTION                       (NOTE 1)
--------------------------------------------------------------------------
INVESTMENTS IN UNITED KINGDOM SECURITIES--
           98.1% OF NET ASSETS
           COMMON STOCKS--98.1%
           ALCOHOLIC BEVERAGES--3.2%
  250,000  Allied Domecq plc Ord 25p.........................  $ 1,860,492
  437,299  Merrydown plc Ord 25p*............................      183,543
                                                               -----------
                                                                 2,044,035
                                                               -----------
           BANKS, RETAIL--18.8%
   60,000  Abbey National plc Ord 10p........................    1,233,979
  150,000  Barclays plc Ord 100p.............................    4,312,629
  200,000  National Westminster Bank plc Ord 100p............    4,610,469
   75,000  Royal Bank of Scotland Group plc Ord 25p..........    1,632,067
                                                               -----------
                                                                11,789,144
                                                               -----------
           BUILDING MATERIALS & MERCHANTS--3.6%
  285,000  Johnston Group plc Ord 10p........................    1,483,753
  550,000  Norcros plc Ord 25p...............................      745,811
                                                               -----------
                                                                 2,229,564
                                                               -----------
           CHEMICALS--2.5%
  530,000  UCM Group plc Ord 5p..............................      697,301
   35,000  Wolstenholme Rink plc Ord 25p.....................      242,954
  337,500  Yorkshire Group plc Ord 25p.......................      621,106
                                                               -----------
                                                                 1,561,361
                                                               -----------
           CONSTRUCTION--0.5%
  344,370  Vibroplant plc Ord 5p.............................      283,519
                                                               -----------
           DISTRIBUTORS--2.0%
  250,000  John Menzies plc Ord 25p..........................    1,263,198
                                                               -----------
           DIVERSIFIED INDUSTRIALS--2.2%
  200,000  Wardle Storeys plc Ord 10p........................    1,359,249
                                                               -----------
           ELECTRICITY--3.0%
  255,000  National Grid Group plc Ord 10p...................    1,859,625
                                                               -----------
           ELECTRONICS & ELECTRICAL EQUIPMENT--4.9%
  370,000  CML Microsystems plc Ord 5p.......................      498,741
  235,200  General Electric Co. plc Ord 5p...................    2,120,545
  100,000  Roxboro Group plc Ord 1p..........................      439,900
                                                               -----------
                                                                 3,059,186
                                                               -----------
           ENGINEERING-GENERAL--3.2%
  781,186  Ash & Lacy plc Ord 5p.............................    1,506,986
  233,333  Vickers plc Ord 50p...............................      502,858
                                                               -----------
                                                                 2,009,844
                                                               -----------
           ENGINEERING-VEHICLES--0.9%
  120,000  LucasVarity plc Ord 25p...........................      555,968
                                                               -----------
           FOOD PRODUCERS--5.0%
  250,000  Barr (AG) plc Ord 25p.............................    1,785,830
  200,000  CPL Aromas plc Ord 10p............................      226,003
1,000,000  Finlay (James) plc Ord 25p........................    1,130,017
                                                               -----------
                                                                 3,141,850
                                                               -----------
           GAS DISTRIBUTION--2.2%
  176,470  BG plc Ord 25p....................................    1,036,953
  200,000  Centrica plc Ord 5p*..............................      351,920
                                                               -----------
                                                                 1,388,873
                                                               -----------

--------------------------------------------------------------------------
                                                                  VALUE
 SHARES                       DESCRIPTION                       (NOTE 1)
--------------------------------------------------------------------------
           HOUSEHOLD GOODS & TEXTILES--3.1%
  350,000  French plc Ord 10p*...............................  $   138,427
  165,000  Shiloh plc Ord 25p................................      375,569
1,550,000  Sirdar plc Ord 25p................................    1,438,754
                                                               -----------
                                                                 1,952,750
                                                               -----------
           LEISURE & HOTELS--1.3%
  275,000  MacDonald Hotels plc Ord 5p.......................      792,424
                                                               -----------
           OIL, INTEGRATED--8.7%
  190,000  BP Amoco plc Ord 25p..............................    3,215,948
  325,000  Shell Transport & Trading plc Ord 25p (Regd.).....    2,186,482
                                                               -----------
                                                                 5,402,430
                                                               -----------
           PHARMACEUTICALS--13.1%
  135,000  Glaxo Wellcome plc Ord 25p........................    4,524,265
  125,000  SmithKline Beecham plc Ord 6.5p...................    1,802,983
   40,000  Zeneca Group plc Ord 25p..........................    1,890,680
                                                               -----------
                                                                 8,217,928
                                                               -----------
           RETAILERS-GENERAL--0.9%
  106,250  Courts plc Ord 25p................................      536,001
                                                               -----------
           SUPPORT SERVICES--2.4%
  450,000  Alpha Airports Group plc Ord 10p..................      454,025
  950,000  Alphameric plc Ord 2.5p*..........................    1,027,508
                                                               -----------
                                                                 1,481,533
                                                               -----------
           TELECOMMUNICATIONS--10.0%
  200,000  British Telecommunications plc Ord 25p............    3,264,135
   69,000  Cable and Wireless plc............................      862,138
   61,000  Telewest Communications plc Ord 10p*..............      264,646
  100,000  Vodafone Group plc Ord 5p.........................    1,858,071
                                                               -----------
                                                                 6,248,990
                                                               -----------
           TOBACCO--1.2%
   87,500  British American Tobacco plc Ord 25p..............      728,861
                                                               -----------
           TRANSPORT--1.7%
  150,000  British Airways plc Ord 25p.......................    1,040,019
                                                               -----------
           WATER--3.7%
   93,333  Anglian Water plc Ord 100p........................    1,145,837
   75,000  Pennon Group plc Ord 100p.........................    1,155,039
                                                               -----------
                                                                 2,300,876
                                                               -----------
           TOTAL COMMON STOCKS
             (cost $43,553,682)..............................   61,247,228
                                                               -----------
UNITED STATES SHORT-TERM INVESTMENT--
           0.8% OF NET ASSETS
  475,210  Federated Investors, Trust for Short-Term U.S.
             Government Securities+--(cost $475,210).........      475,210
                                                               -----------
           Total Investments (cost $44,028,892)--98.9%.......   61,722,438
                                                               -----------
           Cash and other assets in excess of
             liabilities--1.1%...............................      656,677
                                                               -----------
           NET ASSETS--100.0%................................  $62,379,115
                                                               -----------
                                                               -----------
           NUMBER OF SHARES ISSUED AND OUTSTANDING...........    3,871,655
                                                               -----------
                                                               -----------
           NET ASSET VALUE PER SHARE.........................       $16.11
                                                               -----------
                                                               -----------

------------------
 * Non-income producing securities.
 + Money market fund.

-----------------------------------------------
THE UNITED KINGDOM FUND INC.
STATEMENT OF
ASSETS AND LIABILITIES
MARCH 31, 1999
----------------------------------------------------

ASSETS
Investments, at value (cost $44,028,892)........................................  $  61,722,438
Cash, at value (cost $309,859)..................................................        306,769
Dividends and interest receivable...............................................        578,618
Receivable for securities sold..................................................         54,374
United Kingdom withholding tax refund receivable................................         17,985
Other assets....................................................................         14,840
                                                                                  -------------
      Total assets..............................................................     62,695,024
                                                                                  -------------
LIABILITIES
Investment management fee payable...............................................         38,835
Administration fee payable......................................................          8,231
Accrued expenses................................................................        268,843
                                                                                  -------------
      Total liabilities.........................................................        315,909
                                                                                  -------------

NET ASSETS......................................................................  $  62,379,115
                                                                                  -------------
                                                                                  -------------
Net assets consist of:
  Common stock, $0.01 par value (Authorized 15,000,000 shares)..................  $      38,717
  Paid-in-surplus...............................................................     43,969,478
  Accumulated net realized gains on investments and pound sterling..............        681,500
  Net unrealized appreciation on investments and translation of other assets and
   liabilities denominated in pound sterling....................................     17,689,420
                                                                                  -------------
  Net assets....................................................................  $  62,379,115
                                                                                  -------------
                                                                                  -------------
Net asset value per share
  ($62,379,115  DIVIDED BY 3,871,655 shares of common stock issued and
   outstanding).................................................................         $16.11
                                                                                  -------------
                                                                                  -------------

----------------------------------------------------
THE UNITED KINGDOM FUND INC.
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED
MARCH 31, 1999
----------------------------------------------------

NET INVESTMENT INCOME
Income
  Dividends.....................................................................  $  2,706,553
  Interest......................................................................       177,110
                                                                                  ------------
                                                                                     2,883,663
  Less U.K. withholding tax.....................................................       358,603
                                                                                  ------------
    Total income................................................................     2,525,060
                                                                                  ------------
Expenses
  Legal fee.....................................................................       601,960
  Investment management fee.....................................................       488,563
  Directors' fees and expenses..................................................       115,470
  Reports and notices to shareholders...........................................       112,250
  Administration fee............................................................        97,713
  Audit fee.....................................................................        46,610
  Miscellaneous expenses........................................................        45,810
  Custodian's fees and expenses.................................................        44,530
  Transfer agent's fees and expenses............................................        29,325
  NYSE listing fee..............................................................        16,126
  Insurance fee.................................................................         5,314
                                                                                  ------------
      Total expenses............................................................     1,603,671
                                                                                  ------------
Net investment income...........................................................       921,389
                                                                                  ------------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND POUND STERLING TRANSACTIONS
Net realized gain/(loss) on:
  Investments...................................................................     4,990,104
  Pound sterling transactions...................................................       (65,259)
Net change in unrealized appreciation on:
  Investments...................................................................    (5,003,541)
  Pound sterling transactions...................................................       (12,668)
                                                                                  ------------
Net loss on investments and pound sterling transactions.........................       (91,364)
                                                                                  ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS............................  $    830,025
                                                                                  ------------
                                                                                  ------------

                                              See Notes to Financial Statements.

-----------------------------------------------------------

THE UNITED KINGDOM FUND INC.
STATEMENT OF CHANGES IN NET ASSETS
----------------------------------------------------

                                                FOR THE YEAR ENDED
                                                     MARCH 31,
                                          -------------------------------
                                               1999             1998
                                          --------------   --------------
INCREASE/(DECREASE) IN NET ASSETS
Operations
  Net investment income.................  $      921,389   $    1,934,394
  Net realized gain on investments......       4,990,104        4,786,288
  Net realized gain/(loss) on pound
   sterling transactions................         (65,259)          77,550
  Net change in unrealized appreciation
   on investments and pound sterling
   transactions.........................      (5,016,209)       7,644,914
                                          --------------   --------------
  Net increase in net assets resulting
   from operations......................         830,025       14,443,146
                                          --------------   --------------
Dividends and distributions to
 shareholders from
  Net investment income ($0.320 and
   $0.434 per share, respectively)......      (1,284,330)      (1,741,241)
  Net realized gains ($1.470 and $2.27
   per share, respectively).............      (5,837,032)      (9,090,231)
                                          --------------   --------------
  Total dividends and distributions.....      (7,121,362)     (10,831,472)
                                          --------------   --------------
CAPITAL STOCK TRANSACTIONS
  Cost of shares repurchased (Note 7)...      (1,992,075)              --
                                          --------------   --------------
Total increase/(decrease)...............      (8,283,412)       3,611,674
NET ASSETS
  Beginning of year.....................      70,662,527       67,050,853
                                          --------------   --------------
  End of year...........................  $   62,379,115   $   70,662,527*
                                          --------------   --------------
                                          --------------   --------------

--------------------------

* Includes undistributed net investment income of $362,941.

See Notes to Financial Statements.

-----------------------------------------------

THE UNITED KINGDOM FUND INC.
NOTES TO FINANCIAL STATEMENTS
-----------------------------------------------

NOTE 1. SIGNIFICANT
ACCOUNTING POLICIES

The United Kingdom Fund Inc. (the "Fund") was incorporated in the State of Maryland on May 28, 1987, as a closed-end, diversified management investment company. Prior to commencing investment operations on August 14, 1987, the Fund had no operations other than the sale to Mercury Asset Management Group Ltd. (an affiliate to the "Investment Adviser" and "Investment Manager") of 8,602 shares of common stock for $100,000 on August 4, 1987.

  The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

  MANAGEMENT ESTIMATES: The preparation of financial statements in accordance with generally accepted accounting principles requires management to make certain estimates and assumptions that may affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

  VALUATION OF INVESTMENTS: All securities for which current market quotations are readily available are valued at the last sales price prior to the time of determination. If there is no sales price on that date, the securities are valued at the most recently available sales price. Unless otherwise determined by the Fund's Board of Directors, United States short-term investments having a maturity of 60 days or less are valued at amortized cost. Short-term United Kingdom securities are valued at cost after reflecting any unrealized foreign exchange gains or losses. Securities and assets for which current market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund. Forward currency contracts are valued at the current cost of covering or offsetting the contracts. Any assets or liabilities initially expressed in terms of pound sterling ("Sterling") are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the date of valuation.

  INVESTMENT TRANSACTIONS AND INVESTMENT INCOME: Investment transactions are recorded on the trade date (the date on which the order to buy or sell is executed). Realized gains and losses from security and foreign currency transactions are calculated on the identified cost basis and interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, except that certain dividends from U.K. securities are recorded as soon as the Fund is informed of the ex-dividend date. Such dividend income and interest income is recorded before United Kingdom withholding tax. United Kingdom withholding tax is recorded as a reduction of investment income, net of an amount receivable from the United Kingdom tax authorities pursuant to the tax treaty with the United States.

  FOREIGN CURRENCY TRANSLATION: The books and records of the Fund are maintained in U.S. dollars as follows:

   (i) the foreign currency market value of investment securities and other assets and liabilities stated in Sterling are translated at the exchange rate prevailing at the end of the period; and

  (ii) purchases, sales of investments, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions.
The resultant exchange gains and losses are included in the Statement of Operations.

  The Fund does not generally isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market price of investments. However, the Fund does isolate the effect of fluctuations in Sterling rates when determining the gain or loss upon the sale or maturity of Sterling-denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign exchange gain or loss for both financial reporting and income tax reporting purposes.

  Net realized foreign exchange losses of $65,259 represent foreign exchange gains and losses from holdings of Sterling, exchange gains or losses realized between the trade date and settlement dates on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received.

  The 12:00 P.M. midpoint rate of exchange at March 31, 1999 was U.S. $1.6112 to L1 Sterling.

  FORWARD FOREIGN CURRENCY CONTRACTS: The Fund may enter into forward foreign currency exchange contracts ("Forward Contracts") in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolio securities denominated in Sterling.

  The Fund may not position a hedge with respect to Sterling or another currency to an extent greater than the aggregate market value (at the time of making such transaction) of the securities held in its portfolio denominated or generally quoted in or currently convertible into Sterling or such other currency. If the Fund enters into a currency hedging transaction, the Fund's custodian will place cash or U.S. government securities or other high quality short-term debt obligations or a combination thereof in a segregated account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of the forward contract, which value will be adjusted on a daily basis. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account so that the value of the account will equal the amount of the Fund's commitment with respect to the contract. The Fund did not enter into such contracts during the year.

  Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the U.S. dollar.

  Fluctuations in the value of forward contracts are recorded for book purposes as unrealized gains or losses by the Fund.

  Realized gains and losses include net gains or losses recognized by the Fund on forward contracts that the Fund has terminated by entering into offsetting commitments.

  U.S. FEDERAL TAX STATUS: The Fund intends to distribute all of its taxable income and to comply with the other requirements of the U.S. Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing during each calendar year substantially all of its ordinary income and capital gains, if any, the Fund intends not to be subject to a U.S. federal excise tax.

  UNITED KINGDOM WITHHOLDING TAXES: Dividend income received from United Kingdom corporations is subject to the Advance Corporation Tax ("ACT"). Pursuant to the U.K.-U.S. tax treaty, the Fund will generally be entitled to receive from the United Kingdom Inland Revenue a payment equal to the ACT minus a 15% withholding tax. The withholding tax is based upon the sum of the dividend received plus the ACT. The Fund is not subject to U.K. taxes on capital gains and interest income.

  DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: The Fund records dividends and distributions to its shareholders on the ex-dividend date.

  The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations which may differ from net investment income and net realized capital gains as determined by generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their U.S. federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent dividends and distributions exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-surplus.

NOTE 2. LIQUIDATION

At a meeting on November 24, 1998, the Fund's Board of Directors announced their decision to pursue a formal plan of liquidation and dissolution of the Fund. The Board's vote followed a special meeting of stockholders of the Fund held on September 15, 1998 at which the Fund's Board of Directors announced its decision to undertake one of the following three options: merging with an open-end fund, open-ending, or liquidating. The Plan of Liquidation and Dissolution was presented to stockholders for their consideration at a special meeting held on April 14, 1999. The stockholders approved the Plan of Liquidation and Dissolution. Further details of the special meeting of shareholders are presented in the Letter to Shareholders section of this report.

  On April 26, 1999, the Fund's shares were de-listed from the New York Stock Exchange. The Fund anticipates that it will be able to make a substantial distribution of its assets to stockholders (reserving a portion to cover outstanding and anticipated liabilities and other contingencies) within six to eight weeks following such vote, and de-register as an investment company under the Investment Company Act of 1940, as amended thereafter.

NOTE 3. AGREEMENTS

The Fund has entered into Agreements with Mercury Asset Management International Channel Islands Ltd. (the "Investment Manager"), Mercury Asset Management International Ltd. (the "Investment Adviser") and Bear Stearns Funds Management Inc. (the "Administrator").

  The Investment Management and the Investment Advisory Agreements were approved by shareholders at a special meeting held on February 25, 1998. Approval of the agreements was necessary due to the acquisition of Mercury Asset Management Group Ltd. ("MAM") by a wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("Merrill Lynch") on December 22, 1997. MAM is the corporate parent of the Investment Manager and the Investment Adviser. MAM is an indirect, majority-owned subsidiary of Merrill Lynch.

  The Investment Management Agreement provides that the Fund pays the Investment Manager a fee, computed weekly and payable monthly, at the following rates:
0.75% of the Fund's average weekly net assets up to $150 million, and 0.65% of such assets in excess of $150 million. The Administration Agreement provides that the Fund pays the Administrator a fee at the annual rate of 0.15% of the Fund's average weekly net assets up to $200 million and 0.10% on such assets in excess of $200 million. The Investment Manager makes investment decisions on behalf of the Fund on the basis of recommendations from the Investment Adviser subject to the overall supervision of the Board of Directors of the Fund. The Investment Manager pays a fee to the Investment Adviser for the services rendered. The Administrator provides certain clerical and bookkeeping services to the Fund.

NOTE 4. TRANSACTIONS
WITH AFFILIATES
Certain directors and officers of the Fund are also directors and officers of either the Investment Manager, the Investment Adviser or Mercury Asset Management Group Ltd.

NOTE 5. INVESTMENTS IN
SECURITIES
For U.S. federal income tax
purposes, the cost of securities owned at March 31, 1999 was $44,028,892.

  At March 31, 1999, the net unrealized appreciation of investments on a tax basis of $17,693,546 was composed of gross appreciation of $23,340,866 for those investments having an excess of value over cost and gross depreciation of $5,647,320 for those investments having an excess of cost over value.

  For the year ended March 31, 1999 aggregate purchases and proceeds from the sales of portfolio securities (excluding short-term securities) were $8,843,250 and $16,784,776, respectively.

NOTE 6. CONCENTRATION OF RISK
Investments in the United Kingdom may involve certain considerations and risks not typically associated with investments in the United States as a result of, among others, the possibility of future political and economic developments and the level of the United Kingdom governmental supervision and regulation of its securities markets.

NOTE 7. CAPITAL STOCK TRANSACTIONS
On September 15, 1998, the Board of Directors announced that it had given the Fund's Investment Adviser discretion to cause the Fund to repurchase its outstanding shares depending on market conditions. During the year ended March 31, 1999, the Fund repurchased and retired 3.5% or 140,000 of its outstanding shares.

--------------------------------------------------------------------------------
THE UNITED KINGDOM FUND INC.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

CONTAINED BELOW IS PER SHARE OPERATING PERFORMANCE DATA FOR A SHARE OF COMMON STOCK OUTSTANDING, TOTAL INVESTMENT RETURN, RATIOS TO AVERAGE NET ASSETS AND OTHER SUPPLEMENTAL DATA FOR EACH PERIOD INDICATED. THIS INFORMATION HAS BEEN DERIVED FROM INFORMATION PROVIDED IN THE FINANCIAL STATEMENTS AND MARKET PRICE DATA FOR THE FUND'S SHARES.
--------------------------------------------------------------------------------

                                                            FOR THE YEAR ENDED MARCH 31,
                                          ----------------------------------------------------------------
                                             1999          1998          1997         1996         1995
                                          -----------   -----------   ----------   ----------   ----------
Net asset value, beginning of year......  $  17.61      $  16.71      $  14.95     $  13.18     $  12.32
                                          -----------   -----------   ----------   ----------   ----------
Operations
  Net investment income.................      0.23*         0.48          0.36         0.50         0.40
  Net realized and unrealized
   gain/(loss) on investments and pound
   sterling transactions................      0.06*         3.12          2.77         1.66         0.92
                                          -----------   -----------   ----------   ----------   ----------
    Total from operations...............      0.29*         3.60          3.13         2.16         1.32
Distributions to shareholders from
  Net investment income.................     (0.32)        (0.43)        (0.42)       (0.38)       (0.40)
  Net realized gains....................     (1.47)        (2.27)        (0.95)       (0.01)       (0.06)
                                          -----------   -----------   ----------   ----------   ----------
    Total from distributions............     (1.79)        (2.70)        (1.37)       (0.39)       (0.46)

Net asset value, end of year............  $  16.11      $  17.61      $  16.71     $  14.95     $  13.18
                                          -----------   -----------   ----------   ----------   ----------
                                          -----------   -----------   ----------   ----------   ----------

Per share market value, end of year.....  $  14.81      $  15.56      $  13.75     $  12.00     $  10.88
                                          -----------   -----------   ----------   ----------   ----------
                                          -----------   -----------   ----------   ----------   ----------
Total investment return, market
 value***...............................      7.26%        36.44%        26.54%       13.91%        7.93%

Net assets at end of year (000
 omitted)...............................  $ 62,379      $ 70,663      $ 67,051     $ 59,967     $ 52,883
Ratios of operating expenses to average
 net assets.............................      2.46%         1.44%         1.53%        1.55%        1.47%
Ratios of net investment income to
 average net assets.....................      1.41%         2.95%         2.22%        3.45%        3.15%
Portfolio turnover rate.................     14.29%        11.64%        32.58%       20.85%       19.73%


                                             1994         1993         1992         1991         1990
                                          ----------   ----------   ----------   ----------   -----------
Net asset value, beginning of year......  $  10.84     $   9.93     $  11.67     $  10.38     $  12.15
                                          ----------   ----------   ----------   ----------   -----------
Operations
  Net investment income.................      0.17         0.26         0.40         0.38         0.36
  Net realized and unrealized
   gain/(loss) on investments and pound
   sterling transactions................      1.45         1.20**      (1.31)        1.64        (1.53)
                                          ----------   ----------   ----------   ----------   -----------
    Total from operations...............      1.62         1.46        (0.91)        2.02        (1.17)
Distributions to shareholders from
  Net investment income.................     (0.14)       (0.14)       (0.45)       --           (0.35)
  Net realized gains....................     --           (0.41)       (0.38)       (0.73)       (0.25)
                                          ----------   ----------   ----------   ----------   -----------
    Total from distributions............     (0.14)       (0.55)       (0.83)       (0.73)       (0.60)
Net asset value, end of year............  $  12.32     $  10.84     $   9.93     $  11.67     $  10.38
                                          ----------   ----------   ----------   ----------   -----------
                                          ----------   ----------   ----------   ----------   -----------
Per share market value, end of year.....  $  10.50     $   9.63     $   9.13     $  10.25     $   8.75
                                          ----------   ----------   ----------   ----------   -----------
                                          ----------   ----------   ----------   ----------   -----------
Total investment return, market
 value***...............................     10.32%       11.45%       (2.63)%      26.40%       (7.40)%
Net assets at end of year (000
 omitted)...............................  $ 49,435     $ 43,467     $ 39,823     $ 46,775     $ 41,609
Ratios of operating expenses to average
 net assets.............................      1.50%        1.78%        1.74%        2.19%        1.92%
Ratios of net investment income to
 average net assets.....................      1.43%        2.43%        3.73%        3.34%        3.06%
Portfolio turnover rate.................     27.05%       45.54%       47.30%       36.37%       22.07%

------------------------

  * Based on weighted average shares outstanding.

 ** Reflects a reduction of $0.01 in offering costs previously charged to paid in capital.

*** Total investment return, market value, is based on the change in market price of a share during the period and assumes reinvestment of distributions at actual prices pursuant to the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions.

--------------------------------------------------------------------------------

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

To the Shareholders and
 Board of Directors of
 The United Kingdom Fund Inc.

  We have audited the accompanying statement of assets and liabilities, including the statement of investments, of The United Kingdom Fund Inc. as of March 31, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the ten years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 1999 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The United Kingdom Fund Inc. at March 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.

                                          /s/ Ernst & Young LLP

                                          New York, New York
                                          May 6, 1999

                -----------------------------------------------
THE UNITED KINGDOM FUND INC.

U.S. TAX INFORMATION (UNAUDITED)
                -----------------------------------------------

  The Fund is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise its shareholders within 60 days of the Fund's fiscal year end (March 31, 1999) as to the U.S. federal tax status of distributions received by the Fund's shareholders in respect of such fiscal year. Domestic shareholders, whether receiving these dividends in cash or reinvesting it under the automatic Dividend Reinvestment Plan, must report dividend income as follows:

                     SOURCE OF DIVIDENDS AND DISTRIBUTIONS

                                     LONG-TERM
                                      CAPITAL
                                       GAINS
                                    -----------  APPLICABLE      TOTAL
                        ORDINARY    20 PERCENT     FOREIGN    REPORTABLE
DATES                    INCOME     RATE GAINS      TAXES      DIVIDEND
---------------------  -----------  -----------  -----------  -----------
JUNE 1998............   $    0.21    $    0.39    $    0.07    $    0.67
DECEMBER 1998........        0.26    $    0.93         0.06         1.25
                       -----------  -----------  -----------  -----------
    TOTAL............   $    0.47    $    1.32    $    0.13    $    1.92
                       -----------  -----------  -----------  -----------
                       -----------  -----------  -----------  -----------

  The Fund earned $193,563 of income from United Kingdom sources in the last quarter of the fiscal year 1999 of which it paid $0.01 per share in United Kingdom withholding taxes. The Fund intends to give the benefit of the $0.01 per share in foreign tax as a credit to its shareholders. The amounts disclosed in the table were reported to shareholders in their 1998 Form 1099-DIV. Accordingly, shareholders who must report their dividend in a U.S. federal income tax return are entitled to choose between a foreign tax credit or an itemized deduction in computing their U.S. federal income tax liability. It is generally more advantageous to claim as a credit rather than to take a deduction. The amount allowable as a credit is subject to the general limitations on tax credits imposed by Sections 904 of the U.S. Internal Revenue Code. The Fund did not earn any dividend income that qualifies for the dividends received deduction that is available to corporate shareholders.

  Foreign shareholders will generally be subject to U.S. withholding tax on the amount of the actual dividends made by the Fund. They will generally not be entitled to a U.S. foreign tax credit or deduction for the withholding taxes paid by the Fund.

  Generally, dividends received by tax-exempt recipients (e.g., IRA's and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

  All shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

------------------------------------------------------------------

DIRECTORS AND OFFICERS

     ANTHONY M. SOLOMON, Chairman of the Board and Director
     GEORGE F. BENNETT, Director
     LIVIO BORGHESE, Director
*    SIR ARTHUR BRYAN, Director
     PETER STORMONTH DARLING, Director
     LEON LEVY, Director
*    J. MURRAY LOGAN, Director
*    JAMES S. MARTIN, Director
     J. LOUGHLIN CALLAHAN, President and Treasurer
     STEVEN W. GOLANN, Vice President, Assistant Treasurer
     RITA J. KLEINMAN, Secretary
     THADDEA M. MAGUIRE, Assistant Secretary

* Member of the Audit Committee

                             ADDITIONAL INFORMATION

 This report is transmitted to the shareholders of The United Kingdom Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

 Comparisons between changes in the Fund's net asset value per share and changes in the FTSE All-Share Index should be considered in light of the Fund's investment policy and objectives, the characteristics and quality of the Fund's investments, the size of the Fund and variations in the US dollar/pound sterling exchange rate.

-------------------------------------------

EXECUTIVE OFFICES
575 Lexington Avenue
9th Floor
New York, New York 10022

INVESTMENT MANAGER--
Mercury Asset Management International
Channel Islands Ltd.
Forum House, Grenville Street
St Helier, Jersey JE4 8RL
Channel Islands

INVESTMENT ADVISER--
Mercury Asset Management International Ltd.
33 King William Street
London EC4R 9AS
England

ADMINISTRATOR--
Bear Stearns Funds Management Inc.
575 Lexington Avenue
New York, New York 10022

CUSTODIAN--
Custodial Trust Company
101 Carnegie Center
Princeton, New Jersey 08540

TRANSFER AGENT AND REGISTRAR--
The Bank of New York
Shareholder Relations Department-11E
P.O. Box 11258
Church Street Station
New York, New York 10286

LEGAL COUNSEL--
Davis Polk & Wardwell
450 Lexington Avenue
New York, New York 10017

INDEPENDENT AUDITORS--
Ernst & Young LLP
787 Seventh Avenue
New York, New York 10019

                                     [LOGO]

                          THE UNITED KINGDOM FUND INC.

                                 ANNUAL REPORT

                                 MARCH 31, 1999